UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”), held on September 23, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the America’s Car-Mart, Inc. 2024 Equity Incentive Plan (the “Plan”). The Amendment increases the maximum aggregate number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares, from 500,000 shares to 1,500,000 shares. The Amendment also increases the maximum aggregate number of shares that may be issued upon the exercise of incentive stock options under the Plan from 500,000 shares to 1,500,000 shares. The Amendment became effective upon stockholder approval at the Annual Meeting. A description of the material terms of the Plan is contained under “Proposal No. 4 – Approval of the Amendment to the America's Car-Mart, Inc. 2024 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 14, 2026, which description is incorporated herein by reference. Copies of the Plan and the Amendment are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The record date for such meeting was July 31, 2026, on which date there were a total of 8,663,493 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1. To elect directors for a term of one year:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jonathan Z. Buba	3,094,552	25,185	4,889	2,524,832
Douglas W. Campbell	2,950,060	169,790	4,776	2,524,832
Daniel J. Englander	3,079,838	43,910	878	2,524,832
Brandi N. Joplin	3,098,389	20,987	5,250	2,524,832
Dawn C. Morris	3,077,610	41,911	5,105	2,524,832
Gilbert E. Nathan	3,074,334	45,184	5,108	2,524,832
Adam C. Paul	3,078,429	41,065	5,132	2,524,832
Michael J. Wartell	3,070,770	53,132	724	2,524,832
Joshua G. Welch	3,079,588	44,497	541	2,524,832
Jeffrey A. Williams	3,026,387	97,684	555	2,524,832

2. To approve an advisory resolution regarding the Company’s compensation of its named executive officers.

Votes For	3,030,268
Votes Against	93,365
Votes Abstained	993
Broker Non-Votes	2,524,832

3. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2027.

Votes For	5,628,340
Votes Against	17,181
Votes Abstained	3,937
Broker Non-Votes	0

4. To approve an amendment to the America’s Car-Mart, Inc. 2024 Equity Incentive Plan, increasing the number of shares authorized for issuance under the plan by 1,000,000.

Votes For	2,051,933
Votes Against	1,069,343
Votes Abstained	3,350
Broker Non-Votes	2,524,832

No additional business or other matters came before the meeting or any adjournment thereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	America’s Car-Mart, Inc. 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2024)
10.2	Amendment No. 1 to the America's Car-Mart, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 24, 2026	/s/ Marie Persichetti
Marie Persichetti
Chief Financial Officer
(Principal Financial Officer)